NVIT Multi-Manager Small Cap Growth Fund Summary Prospectus April 30, 2014

Class I     /     Class II     /     Class Y

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.27%	0.27%	0.12%
Total Annual Fund Operating Expenses	1.22%	1.47%	1.07%
Fee Waiver/Expense Reimbursement[1]	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.11%	1.36%	0.96%

1	Nationwide Variable Insurance Trust and Nationwide Fund Advisers (“NFA”) have entered into a written contract waiving 0.11% of the management fee to which NFA would be entitled until April 30, 2015.

NSP-MM-SCG 4/14

Summary Prospectus April 30, 2014	1	NVIT Multi-Manager Small Cap Growth Fund

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$113	$376	$660	$1,468
Class II shares	138	454	792	1,748
Class Y shares	98	329	579	1,296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119.53% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by small-cap companies. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies to capitalize on the opportunity for growth. The Fund may invest in stocks of small-cap companies that are located outside the United States, and may engage in active and frequent trading of portfolio securities. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, as of the date of the Prospectus, one subadviser looks for companies that it believes have high growth potential based on fundamental analysis, while the other subadviser employs a fundamental research designed to systematically capture business improvements and identify attractive relative valuations. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Investing in unseasoned companies – in addition to the other risks of smaller companies, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the short term.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Sector risk – if a Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger

Summary Prospectus April 30, 2014	2	NVIT Multi-Manager Small Cap Growth Fund

than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     17.21% – 4th qtr. of 2004

Lowest Quarter:     -24.90% – 4th qtr. of 2008

The inception date for Class Y shares is March 27, 2008. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	44.29%	21.06%	6.82%
Class II shares	43.95%	20.76%	6.56%
Class Y shares	44.56%	21.25%	6.92%
Russell 2000® Growth Index (reflects no deduction for fees or expenses)	43.30%	22.58%	9.41%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

OppenheimerFunds, Inc. (“Oppenheimer”)

Wellington Management Company, LLP (“Wellington Management”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Oppenheimer
Ronald J. Zibelli, Jr., CFA	Vice President	Since 2008
Ash Shah, CFA, CPA	Vice President	Since 2014
Wellington Management
Mammen Chally, CFA	Vice President/Equity Portfolio Manager	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Summary Prospectus April 30, 2014	3	NVIT Multi-Manager Small Cap Growth Fund

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Summary Prospectus April 30, 2014	4	NVIT Multi-Manager Small Cap Growth Fund